Intangible Assets	12 Months Ended
Jan. 31, 2026
Intangible Assets
Intangible Assets

Note 9 - Intangible Assets

	January 31,	January 31,
	2026	2025
Cost
Customer agreements and relationships	407,943	354,049
Existing technology	529,536	466,832
Trade names	13,024	12,142
Non-compete covenants	17,300	16,483
	967,803	849,506
Accumulated amortization
Customer agreements and relationships	226,397	189,908
Existing technology	384,307	316,506
Trade names	10,280	8,889
Non-compete covenants	14,750	12,933
	635,734	528,236
Net	332,069	321,270

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. The change in intangible assets during the year ended January 31, 2026 is primarily due to the acquisitions of 3GTMS, PackageRoute and Finale, partially offset by amortization. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $332.1 million over the following periods: $69.1 million for 2027, $61.7 million for 2028, $53.0 million for 2029, $40.9 million for 2030, $30.4 million for 2031 and $77.0 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates and assumes no future adjustments to acquired intangible assets.